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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

  The original 8-K has been amended by this 8-K/A to replace a mistakenly filed
                        Pooling and Servicing Agreement

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2005


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF APRIL 1, 2005, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-HE1)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
             (Exact name of registrant as specified in its charter)


               Delaware                             333-106982-67                           06-1204982
--------------------------------------           -------------------              --------------------------------
     (State or Other Jurisdiction                    (Commission                          (I.R.S. Employer
           of Incorporation)                         File Number)                      Identification Number)



      1285 Avenue of the Americas
          New York, New York                           10019
--------------------------------------           -------------------              --------------------------------


Registrant's telephone number, including area code: (212) 713-2000
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Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Completion of Acquisition or Disposition of Assets

         Item 2.01. Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

         On April 29, 2005, a single series of certificates, entitled MASTR Asset Backed Securities Trust 2005-HE1, Mortgage Pass-Through Certificates, Series 2005-HE1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of April 1, 2005 (the "Agreement"), attached hereto as Exhibit 4.1, among Mortgage Asset Securitization Transactions, Inc. as depositor (the "Depositor"), Wells Fargo Bank, N.A. as master servicer and trust administrator (the "Master Servicer" and "Trust Administrator") and U.S. Bank National Association as trustee (the "Trustee"). The Certificates consist of eighteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class M-10 Certificates", "Class M-11 Certificates", "Class CE Certificates", "Class P Certificates", "Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $538,644,734.00 as of April 1, 2005 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated April 29, 2005, between UBS Real Estate Securities Inc. ("UBSRES") and the Depositor (the "Purchase Agreement"). The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates, the Class M-9 Certificates and the Class M-10 Certificates were sold by the Depositor to UBS Securities LLC (the "Underwriter"), pursuant to an Underwriting Agreement, dated April 29, 2005 (the "Underwriting Agreement") among the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                                                            Initial Aggregate
                                                          Certificate Principal
     Designation                Pass-Through Rate               Balance(1)
---------------------        -----------------------     -----------------------
      Class A-1                    Variable(2)               $   227,884,000
      Class A-2                    Variable(2)               $   175,748,000
      Class A-3                    Variable(2)               $    17,050,000
      Class M-1                    Variable(2)               $    32,049,000
      Class M-2                    Variable(2)               $    16,159,000
      Class M-3                    Variable(2)               $     9,696,000
      Class M-4                    Variable(2)               $     8,888,000
      Class M-5                    Variable(2)               $     8,349,000
      Class M-6                    Variable(2)               $     8,080,000
      Class M-7                    Variable(2)               $     6,464,000
      Class M-8                    Variable(2)               $     5,925,000
      Class M-9                    Variable(2)               $     5,386,000
     Class M-10                    Variable(2)               $     6,194,000
     Class M-11                    Variable(2)               $     5,386,000
      Class CE                     Variable(3)               $     5,386,634
       Class P                         N/A                   $        100.00
       Class R                         N/A                            100.00%
      Class R-X                        N/A                            100.00%


(1)      Approximate.

(2) The pass-through rate on the offered certificates is based on one-month LIBOR plus an applicable margin and is subject to increase and a rate cap, as described in the prospectus supplement.

(3) The pass-through rate for the Class CE Certificates will be as described in the Pooling and Servicing Agreement.

         The Certificates, other than the Class M-11 Certificates, the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated March 18, 2005 and the Prospectus Supplement, dated April 26, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-11 Certificates, the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9. Financial Statements and Exhibits

         Item 9.01. Financial Statements and Exhibits

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

        EXHIBIT NO.                          DESCRIPTION
        -----------                          -----------

            4.1 Pooling and Servicing Agreement, dated as of April 1, 2005, by and among Mortgage Asset Securitization
                                Transactions, Inc. as depositor (the
                                "Depositor"), Wells Fargo Bank, N.A.
                                as master servicer and trust
                                administrator (the "Master Servicer"
                                and "Trust Administrator") and U.S.
                                Bank National Association as trustee
                                (the "Trustee"), relating to the
                                Series 2005-HE1 Certificates.



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 1, 2005

                             MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.


                             By:          /S/  GLENN MCINTYRE
                                ------------------------------------------------
                             Name:             Glenn McIntyre
                             Title:            Director


                             By:          /S/  JEFFREY LOWN
                                ------------------------------------------------
                             Name:             Jeffrey Lown
                             Title:            Executive Director


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                                INDEX TO EXHIBITS

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
                                                                                              SEQUENTIALLY
     EXHIBIT NO.                                DESCRIPTION                                   NUMBERED PAGE
     -----------                                -----------                                   -------------
         4.1           Pooling and  Servicing  Agreement,  dated as of April 1, 2005,               7
                       by and among Mortgage Asset Securitization Transactions,  Inc.
                       as  depositor  (the  "Depositor"),  Wells Fargo Bank,  N.A. as
                       master   servicer   and  trust   administrator   (the  "Master
                       Servicer"  and "Trust  Administrator")  and U.S. Bank National
                       Association  as  trustee  (the  "Trustee"),  relating  to  the
                       Series 2005-HE1 Certificates.